UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2002

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2002, relating to the GSAMP Trust 2002-NC1, Mortgage Pass-Through Certificates, Series 2002-NC1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-89556-02                 13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                                     10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2002-NC1, Mortgage Pass-Through Certificates, Series 2002-NC1. On July 30, 2002, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2002-NC1, Mortgage Pass-Through Certificates, Series 2002-NC1 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Certificates, having an aggregate initial principal balance as of July 30, 2002 of $277,878,775, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of July 22, 2002, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2002, by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 5, 2002                    GS MORTGAGE SECURITIES CORP.


                                        By:  /s/  Jay Strauss
                                            ------------------------------------
                                            Name:  Jay Strauss
                                            Title: Secretary

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                   Description                                   Page
----------------              -----------                                   ----

4                             Pooling and Servicing Agreement               6
                              dated as of July 1, 2002, by and
                              among the Company, as depositor,
                              Ocwen Federal Bank FSB, as
                              servicer, NC Capital Corporation,
                              as responsible party, and
                              Deutsche Bank National Trust
                              Company, as trustee.